UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2019

BioPower Operations Corporation
(Exact name of registrant as specified in its charter)

Commission file number: 333-172139

Nevada	27-4460232
(State of incorporation)	(I.R.S. Employer Identification No.)

1000 Corporate Drive, Suite 200, Fort Lauderdale, Florida	33334
(Address of principal executive offices)	(Zip Code)

(954) 892-0200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking” statements or statements which arguably imply or suggest certain things about our future. Statements which express that we “believe,” “anticipate,” “expect,” or “plan to,” and any other similar statements which are not historical fact, are forward-looking statements. These statements are based on assumptions that we believe are reasonable, but there are a number of factors that could cause our actual results to differ materially from those expressed or implied by these statements. You are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements speak as of the date hereof, and we do not undertake any obligation to update or revise any forward looking statements, except as expressly required by law.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 2, 2019, BioPower Operations Corporation, a Nevada corporation (the “Company”) entered into a Binding Memorandum of Understanding (the “MOU”) with WPP Energy GmbH, a Swiss corporation (“WPP”) and China Energy Partners, a Florida limited liability company (“CEP”) pursuant to which the parties agreed to negotiate and enter into a definitive agreement, pursuant to which Company will agree to issue to WPP a number of shares of the Company’s common stock, par value $0.0001 per share, constituting 90% of the issued and outstanding shares of the Company’s common stock following such issuance (the “Shares”), in exchange for the payment to the Company of Five Million US Dollars ($5,000,000.00) and the contribution to the Company of the WPP Mobile Waste Plant Technology and business (the “Transaction”). Pursuant to the MOU the parties agreed to negotiate and enter into a definitive agreement to set the terms of the Transaction in accordance with the MOU. In order to be able to complete the Transaction as set forth in the MOU, the Company will have to amend its Articles of Incorporation to increase the number of its authorized shares in order to have sufficient common stock authorized in order to issue the Shares.

At this time the Transaction has not closed and no definitive agreement has been entered into, and there can be no assurance that a definitive agreement can or will be entered into or that the Transaction can be completed as planned, or at all.

The foregoing description of the MOU does not purport to be complete and is qualified in its entirety by reference to the full text of the MOU, a copy of the form of which is filed as Exhibits 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information provided above in “Item 1.01 - Entry into a Material Definitive Agreement,” of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Shares, when issued, will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemptions from the registration requirements of the Securities Act in transactions not involving a public offering, including, but not limited to the exemption provided pursuant to Rule 506(b) of Regulation D, as promulgated by the Securities and Exchange Commission under the Securities Act for offers and sales of restricted securities in a private, non-public transaction to accredited investors, as defined in Rule 501 of Regulation D.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The information provided above in “Item 1.01 - Entry into a Material Definitive Agreement,” of this Current Report on Form 8-K is incorporated by reference into this 5.02.

Robert Kohn was appointed to serve as Chief Executive Officer and President of the Company and as a member of the Company’s board of directors effective April 2, 2019. Mr. Kohn is currently the Chief Financial Officer of WPP and also the 50% owner of CEP.

Robert Kohn previously served as the CEO, Director and Secretary of the Company since January 2, 2011 until February 23, 2017, at which time he resigned from all positions with the Company. Mr. Kohn’s then resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Kohn has also been a director and officer of BioPower Corporation of Florida, the Company’s wholly-owned subsidiary, since September 13, 2010. There are no family relationships between Mr. Kohn and any director or executive officer of the Company.

From February 23, 2017 to the present, Mr. Kohn has been Managing Partner of The Asset Acquisition Group and from January 2018, Mr. Kohn has been the CFO of WPP Energy GmbH. From August 2008 to July 2011, Mr. Kohn has been a Managing Partner of Nelko Holdings LLC, which was formed for the purpose of evaluating business opportunities. Mr. Kohn from November 2009 to September 2010 was a consultant to Clenergen Corporation, a reporting issuer and was also the Non-executive Vice Chairman until January 25, 2011. From July 2009 until September 2010, Mr. Kohn was also Interim Chief Financial Officer of Proteonomix, Inc., a public company involved in stem cell research. From March 2006 to July 2008, Mr. Kohn was the Interim CEO and CFO of Global Realty Development Corp. and was hired to liquidate multiple Australian real estate development companies, which he accomplished. From 1999 – 2002 Mr. Kohn was the co-founder and CEO of Assetrade which today is GoIndustry with approximately 1,200 employees in 21 countries. From 1999 to 2000 Mr. Kohn was the Chairman, CEO of entrade,com, a subsidiary of Entrade, a NYSE company and a member of their Board of Directors. From 1996 to 1999 Mr. Kohn was President of Entrade (“energy trading”), a subsidiary of Exelon Corporation, one of the largest electric utilities in the United States. Mr. Kohn has a B.B.A. in accounting from Temple University and is a C.P.A.

ITEM 8.01. OTHER EVENTS.

On April 11, 2019, the Company issued a press release regarding the MOU. A copy of the press release is attached as Exhibit 99.1 hereto.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
10.1*	Form of Binding Memorandum of Understanding entered into and between WPP Energy GmbH, BioPower Operations Corporation and China Energy Partners dated April 2, 2019.
99.1	Press Release issued April 11, 2019 (furnished herewith).

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioPower Operations Corporation

	By:	/s/ Robert D. Kohn
Robert D. Kohn,
Chief Executive Officer

Date: April 11, 2019